UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2005

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 – Other Events.

     On July 15, 2005, Mylan Laboratories Inc. issued a press release announcing its pricing of $150 million aggregate principal amount of its
5-3/4% Senior Notes due 2010 and $350 million aggregate principal amount of its 6-3/8% Senior Notes due 2015. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release of Mylan Laboratories Inc., dated July 15, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: July 15, 2005	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Mylan Laboratories Inc., dated July 15, 2005.